Exhibit 16

                                POWER OF ATTORNEY

      I, J. David Huber, Chairman of the Trustees of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Chairman of the Trustees of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 19, 2002                            /s/ J. David Huber
                                          -----------------------------
                                          J. David Huber
                                          Chairman of the Trustees

                                POWER OF ATTORNEY

      I, John F. Calvano, President of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as President of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 20, 2002                            /s/ John F. Calvano
                                           ----------------------------
                                           John F. Calvano
                                           President

                                POWER OF ATTORNEY

      I, Charles L. Booth, Treasurer and Principal Financial Officer of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Treasurer and Principal Financial Officer of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 20, 2002                             /s/ Charles L. Booth
                                           ------------------------------
                                           Charles L. Booth
                                           Treasurer and Principal Financial
                                           Officer

                                POWER OF ATTORNEY

      I, James H. Woodward, Jr., Trustee of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 19, 2002                             /s/ James H. Woodward, Jr.
                                           -------------------------------
                                           James H. Woodward, Jr.
                                           Trustee

                                POWER OF ATTORNEY

      I, Homer H. Turner, Jr., Trustee of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 19, 2002                             /s/ Homer H. Turner, Jr.
                                           -----------------------------
                                           Homer H. Turner, Jr.
                                           Trustee

                                POWER OF ATTORNEY

      I, Wendell D. Cleaver, Trustee of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 19, 2002                             /s/ Wendell D. Cleaver
                                           -----------------------------
                                           Wendell D. Cleaver
                                           Trustee

                                POWER OF ATTORNEY

      I, Dick D. Briggs, Jr., Trustee of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 19, 2002                             /s/ Dick D. Briggs, Jr.
                                           ------------------------------
                                           Dick D. Briggs, Jr.
                                           Trustee

                                POWER OF ATTORNEY

      I, Norma A. Coldwell, Trustee of AmSouth Funds (the "Fund"), hereby constitute and appoint Clifford J. Alexander and Kathy Kresch Ingber, and each of them singly, with full power to act without the other, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign for me, in my name and in my capacity as Trustee of the Fund, the registration statements of the Fund on Form N-14, and any amendments to such registration statements, and all instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the undersigned in the capacity and on the date indicated.



March 19, 2002                             /s/ Norma A. Coldwell
                                           ----------------------------
                                           Norma A. Coldwell
                                           Trustee